OTHER PAYABLES AND ACCRUED EXPENSES	12 Months Ended
Sep. 30, 2024
OTHER PAYABLES AND ACCRUED EXPENSES
OTHER PAYABLES AND ACCRUED EXPENSES

13.         OTHER PAYABLES AND ACCRUED EXPENSES

Other payables and accrued expenses consist of:

	September 30,
	2023	2024
	RMB	RMB
Payable for purchase of plant and equipment	1,000	622
Professional fee payable	1,580	4,751
Salaries and bonus payable	7,626	12,360
Accrued interest	—	398
Deferred government subsidies	363	363
Payable for penalty	—	6,483
Payable for third party (i)	4,230	12,424
Borrowing for third party (i)	—	18,624
Stock issuance and options	—	8,202
Others	3,146	44
	17,945	64,271

Note (i): As of September 30, 2024, payable and borrowing for third party represents that third party provide cash to fund the Company’s operations, RMB16,8 million of which was belong to borrowing from Beijing Origin under Origin Biotechnology, due on August 6, 2025 with annual interest rate of 4.6%,secured by the Company’s Chairman.